UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  March 17, 2006


                          INTEGRAL TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



          Nevada                    0-28353                       98-0163519
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(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)


   805 W. Orchard Dr., Suite 7, Bellingham, WA                      98225
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  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (360) 752-1982
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     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 5, 2006, Integral Technologies, Inc. (the "Company") announced that it had entered into a Patent License Agreement with Heatron, Inc. ("Heatron"), pursuant to which the Company granted to Heatron the rights to use the Company's proprietary ElectriPlast(TM) technology for specific applications in the heating and LED lighting markets. The effective date of the agreement was March 17, 2006.

Heatron, found in 1977 and based in Leavenworth, Kansas, is an industry leader in heating element and thermal management designs and solutions.

As outlined in the agreement, Heatron was granted a non-exclusive, non-sublicensable, non-assignable, worldwide license; however, Heatron's rights are exclusive for two years from the effective date. The agreement will terminate upon the expiration of the last patent licensed under the agreement. Heatron may terminate the agreement upon 30 days notice at any time. Either party may terminate the agreement for cause, subject to a 30 day cure period. The Company may terminate the agreement in the event Heatron institutes any legal action claiming that the Company's patents are invalid or unenforceable, or alleging that the Company infringes on any Heatron patent.

Heatron paid a nominal up-front fee of $1.00 to the Company. Any revenue to be generated by the Company under the agreement will be from raw materials fees. The parties agreed to use good faith efforts to reach agreement on commercially reasonable terms for the pricing and delivery of raw materials.

A copy of the agreement with Heatron is attached as an exhibit to this report and is incorporated by reference herein.


ITEM 7.01.  REGULATION FD.

On April 5, 2006, the Company issued a press release to announce the agreement with Heatron, which is described above under Item 1.01. A copy of the press release is attached as an exhibit hereto.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit     Description
-------     -----------

10.20       Patent License Agreement between the Company and Heatron, Inc. dated March 17, 2006.
            (Filed herewith.)

99.03       Press release dated April 5, 2006. (Filed herewith.)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTEGRAL TECHNOLOGIES, INC.



                                        By:  /s/ William A. Ince
                                             ------------------------------
                                              William A. Ince, President

Date:  April 11, 2006

                                                EXHIBIT INDEX
                                                -------------


10.20     Patent License Agreement between the Company and Heatron, Inc. dated March 17, 2006.
          (Filed herewith.)

99.03     Press release dated April 5, 2006. (Filed herewith.)